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                                  Exhibit 10.1

                              INFOCURE CORPORATION

                           401(k) PROFIT SHARING PLAN

                             AS AMENDED AND RESTATED

                                 EFFECTIVE AS OF

                                 JANUARY 1, 2001

               (RENAMED VITALWORKS INC. 401(k) PROFIT SHARING PLAN

                            EFFECTIVE JULY 27, 2001)
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                                TABLE OF CONTENTS

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Section 1.  DEFINITIONS ..................................................     1

            1.1   Account ................................................     1
            1.2   Actual Contribution Percentage .........................     1
            1.3   Actual Deferral Percentage .............................     1
            1.4   Adjustment .............................................     1
            1.5   Affiliate ..............................................     1
            1.6   Average Actual Contribution Percentage .................     2
            1.7   Average Actual Deferral Percentage .....................     2
            1.8   Beneficiary ............................................     2
            1.9   Board ..................................................     3
            1.10  Break in Service .......................................     3
            1.11  Code ...................................................     3
            1.12  Company ................................................     3
            1.13  Compensation ...........................................     3
            1.14  Distributable Account ..................................     4
            1.15  Election ...............................................     4
            1.16  Elective Deferrals .....................................     4
            1.17  Eligible Employee ......................................     4
            1.18  Employee ...............................................     5
            1.19  Entry Date .............................................     5
            1.20  ERISA ..................................................     5
            1.21  Excess Aggregate Contributions .........................     5
            1.22  Excess Contributions ...................................     5
            1.23  Excess Deferrals .......................................     5
            1.24  Forfeiture .............................................     5
            1.25  401(k) Account .........................................     5
            1.26  401(k) Contributions ...................................     5
            1.27  Highly Compensated Employee ............................     6
            1.28  Hour of Service ........................................     6
                  (a) General ............................................     6
                  (b) Additional Rules ...................................     6
            1.29  InfoCure ...............................................     7
            1.30  Leave of Absence .......................................     8
            1.31  Matching Account .......................................     8
            1.32  Matching Contribution ..................................     8
            1.33  Merger Effective Date ..................................     8
            1.34  Nonhighly Compensated Employee .........................     8
            1.35  Participant ............................................     8
            1.36  Plan ...................................................     8
            1.37  Plan Administrator .....................................     8
            1.38  Plan Sponsor ...........................................     8
            1.39  Plan Year ..............................................     8
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            1.40  PracticeWorks Stock ....................................     8
            1.41  Prior Plan .............................................     9
            1.42  Profit Sharing Account .................................     9
            1.43  Profit Sharing Contribution ............................     9
            1.44  Rollover Account .......................................     9
            1.45  Rollover Contributions .................................     9
            1.46  Spouse .................................................     9
            1.47  Total Excess Aggregate Contributions ...................     9
            1.48  Total Excess Contributions .............................     9
            1.49  Transfer Account .......................................     9
            1.50  Trust Agreement ........................................     9
            1.51  Trust Fund .............................................     9
            1.52  Trustee ................................................     9
            1.53  Valuation Date .........................................     9
            1.54  VitalWorks Stock .......................................    10
            1.55  Year of Service ........................................    10

Section 2.  PARTICIPATION ................................................    10

            2.1   Participation Requirements .............................    10
                  (a) Initial Participation ..............................    10
                  (b) Reemployment .......................................    10
            2.2   Termination of Participation ...........................    10
            2.3   Change in Status .......................................    10
            2.4   Not a Contract of Employment ...........................    11
            2.5   Transfer of Employment .................................    11

Section 3.  EMPLOYEE CONTRIBUTIONS .......................................    11

            3.1   401(k) Contributions ...................................    11
                  (a) General ............................................    11
                  (b) Amount of 401(k) Contributions .....................    11
            3.2   Rate Changes ...........................................    11
            3.3   Suspension of 401(k) Contributions .....................    11
                  (a) Voluntary Suspension ...............................    11
                  (b) Change in Eligibility Status .......................    12
                  (c) Hardship Withdrawal ................................    12
                  (d) Leave of Absence ...................................    12
            3.4   Rollover Contribution ..................................    12
                  (a) General ............................................    12
                  (b) Vesting ............................................    12

Section 4.  COMPANY CONTRIBUTIONS ........................................    13

            4.1   Matching Contribution ..................................    13
                  (a) General ............................................    13
                  (b) No Matching Contributions on Refunds ...............    13
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                  (c) Form of Matching Contribution ......................    13
            4.2   Profit Sharing Contribution ............................    13
            4.3   Top-Heavy ..............................................    13
            4.4   Payment of Company Contributions .......................    13
            4.5   Application of Suspense Account and Forfeitures ........    14

Section 5.  ALLOCATIONS TO ACCOUNTS AND LIMITATIONS ON CONTRIBUTIONS .....    14

            5.1   Allocation of 401(k) Contributions .....................    14
            5.2   Allocation of Matching Contribution ....................    14
                  (a) Matching Contributions .............................    14
                  (b) Eligible Participants ..............................    14
            5.3   Annual Allocation of Profit Sharing Contribution .......    14
                  (a) Profit Sharing Contribution ........................    14
                  (b) Eligible Participants ..............................    14
            5.4   Allocation of Rollover Contributions ...................    14
            5.5   Administrative Action ..................................    14
            5.6   Allocation of Investment Gains or Losses ...............    15
            5.7   Statutory Allocation Restrictions ......................    15
                  (a) Code Section  415 Limitations ......................    15
                  (b) Dollar Limitations on 401(k) Contributions .........    16
                  (c) Limitations on 401(k) Contributions for Highly
                      Compensated Employees ..............................    17
                  (d) Limitations on Matching Contributions for Highly
                      Compensated Employees ..............................    19
            5.8   Allocation Report ......................................    21
            5.9   Multiple Use Limit .....................................    21
            5.10  Alternative Compliance Rules ...........................    21

Section 6.  INVESTMENT OF ACCOUNTS .......................................    21

            6.1   Account Investments ....................................    21
                  (a) General ............................................    21
                  (b) Investment Elections ...............................    22
                  (c) ERISA Section 404(c) ...............................    22
                  (d) Amounts Available for Investment ...................    22
                  (e) Corrections ........................................    22
            6.2   Transition Period to Implement Plan Changes ............    22
            6.3   Special Rules Concerning Investment in VitalWorks
                      Stock ..............................................    23
                  (a) Dividends ..........................................    23
                  (b) Contributions and Purchase of VitalWorks Stock .....    23
                  (c) Voting .............................................    23
                  (d) Restrictions .......................................    23
            6.4   Special Rules Concerning Investment in PracticeWorks
                      Stock ..............................................    23
                  (a) General ............................................    24
                  (b) Dividends ..........................................    24
                  (c) Contributions and Purchase of PracticeWorks Stock ..    24
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                  (d) Voting .............................................    24

Section 7.  PLAN BENEFITS ................................................    24

            7.1   Retirement Benefit .....................................    24
            7.2   Disability Benefit .....................................    25
                  (a) General Rule .......................................    25
                  (b) Vesting ............................................    25
                  (c) Determination ......................................    25
                  (d) Recovery ...........................................    25
            7.3   Death Benefit ..........................................    25
            7.4   Vested Benefit .........................................    26
                  (a) General ............................................    26
                  (b) Vesting Schedule ...................................    26
                  (c) Forfeiture .........................................    26
                  (d) Reemployment .......................................    26
            7.5   Missing Claimant .......................................    27

Section 8.  BENEFIT DISTRIBUTION, WITHDRAWALS DURING EMPLOYMENT AND
            LOANS  .......................................................    28

            8.1   Methods of Distribution ................................    28
                  (a) General ............................................    28
                  (b) Transfer Accounts ..................................    28
            8.2   Death Benefits .........................................    28
            8.3   Direct Rollovers .......................................    28
                  (a) Election ...........................................    28
                  (b) Eligible Rollover Distribution .....................    28
                  (c) Eligible Retirement Plan ...........................    28
                  (d) Distributee ........................................    29
                  (e) Direct Rollover ....................................    29
            8.4   Distribution Deadlines and Consent Requirement .........    29
                  (a) General Rule .......................................    29
                  (b) Statutory Deadlines ................................    29
                  (c) January 2001 Regulations ...........................    29
            8.5   Distribution Procedure .................................    30
                  (a) General ............................................    30
                  (b) Instructions .......................................    30
                  (c) No Annuities .......................................    30
            8.6   Withdrawals During Employment ..........................    30
                  (a) Hardship Distribution Withdrawal ...................    30
                  (b) Age Related Withdrawals ............................    32
                  (c) Rollover Account Withdrawals .......................    32
                  (d) Disability WithdrawaIs .............................    32
            8.7   Loans ..................................................    32
                  (a) Administration and Procedures ......................    32
                  (b) General Statutory Requirements .....................    33
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                  (c) Other Conditions ...................................    33
                  (d) Statutory Limitation on Amounts ....................    33
                  (e) Distributions ......................................    34

Section 9.  ADMINISTRATION ...............................................    34

            9.1   Plan Administration Powers and Duties ..................    34
            9.2   Liquidity Requirements .................................    34
            9.3   Records ................................................    35
            9.4   Information from Others ................................    35
            9.5   Indemnification ........................................    35
            9.6   Company or Plan Administrator Action ...................    35
            9.7   Named Fiduciaries ......................................    35

Section 10. TRUST FUNDS AND TRUSTEE ......................................    36

            10.1  Trust Funds ............................................    36
            10.2  Notification to Trustee ................................    36

Section 11. AMENDMENT, TERMINATION AND INDEMNIFICATION ...................    36

            11.1  Amendment ..............................................    36
            11.2  Termination ............................................    36

Section 12. MISCELLANEOUS ................................................    37

            12.1  Headings and References ................................    37
            12.2  Construction ...........................................    37
            12.3  Spendthrift Clause .....................................    37
                  (a) General ............................................    37
                  (b) Offsets for Settlements or Judgments ...............    37
            12.4  Legally Incompetent ....................................    38
            12.5  Benefits Supported Only by Trust Fund ..................    38
            12.6  Discrimination .........................................    38
            12.7  Claims .................................................    38
            12.8  Nonreversion ...........................................    38
            12.9  Merger or Consolidation ................................    39
            12.10 Agent for Service of Process ...........................    39
            12.11 Reporting and Disclosure ...............................    39
            12.12 Expenses ...............................................    39
            12.13 Qualified Domestic Relations Order .....................    39
            12.14 Top-Heavy Rules ........................................    40
                  (a) Determination ......................................    40
                  (b) Special Top Heavy Contribution .....................    40
                  (c) Coordination .......................................    41
                  (d) Special Rules and Definitions ......................    41
            12.15 USERRA .................................................    42
            12.16 Family and Medical Leave Act ...........................    42
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            12.17 Statutory Compliance ...................................    42

Section 13. SPECIAL PROVISIONS RELATING TO MERGERS, ACQUISITIONS
            AND OTHER TRANSFERS ..........................................    43

            13.1  General ................................................    43
            13.2  Merger .................................................    43
            13.3  Investments ............................................    43
            13.4  Service with Prior Employers ...........................    43
            13.5  Transfer Accounts ......................................    43

Appendix A
Appendix B
Appendix C


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                              InfoCure Corporation
                           401(k) Profit Sharing Plan

      Effective as of January 1, 2001, VitalWorks Inc., as successor to InfoCure Corporation, hereby amends and restates this Plan. This Plan was established effective January 1, 1998 by InfoCure Corporation. On July 27, 2001 InfoCure Corporation changed its name to VitalWorks Inc. and simultaneously renamed this Plan as the VitalWorks Inc. 401(k) Profit Sharing Plan. Each reference to VitalWorks Inc. is a reference to InfoCure Corporation prior to July 27, 2001. VitalWorks Inc. intends that this Plan be qualified under Section 401(a) and
Section 401(k) of the Code and that up to 100% of the Plan's assets may be invested in common stock issued by VitalWorks Inc.

                             Section 1. DEFINITIONS

      The following terms shall have the meanings set forth opposite such terms for purposes of this Plan.

      1.1 Account - means the individual bookkeeping account established for each Participant, Beneficiary or alternate payee to show as of any date his or her interest in the Trust which may consist of a 401(k) Account, Matching Account, Profit Sharing Account, Rollover Account and Transfer Account. An Account shall cease to exist when the money evidenced thereby is exhausted through distributions or Forfeitures made in accordance with this Plan.

      1.2 Actual Contribution Percentage - means for each Plan Year for each Participant who is eligible to make 401(k) Contributions at any time during such Plan Year the ratio (expressed as a percentage) of (a) the Matching Contributions, if any, made on his or her behalf for such Plan Year to (b) his or her Compensation for such Plan Year. The Actual Contribution Percentage of a Participant who is eligible to make, but does not make, 401(k) Contributions shall be zero.

      1.3 Actual Deferral Percentage - means for each Plan Year for each Participant who is eligible to make 401(k) Contributions at any time during such Plan Year the ratio (expressed as a percentage) of (a) the 401(k) Contributions, if any, made on his or her behalf for such Plan Year to (b) his or her Compensation for such Plan Year. The Actual Deferral Percentage of a Participant who is eligible to make, but does not make, 401(k) Contributions shall be zero.

      1.4 Adjustment - means for each Valuation Date the net increase or decrease in the fair market value of the funds attributable to investments (after deducting expenses) for the period beginning immediately after the preceding Valuation Date and ending on such Valuation Date as such increase or decrease is determined by the Plan Sponsor.

      1.5 Affiliate - means as of any date the Plan Sponsor and any trade or business, whether or not incorporated, that is considered to be a single employer with the Plan Sponsor under Code Sections 414(b), (c), (m) or (o) and the related regulations on such date except that in applying Code Section 414(b) and Code Section 414(c) in Section 5.7(a) the term "Affiliate"
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shall include any organization which would be an Affiliate if the phrase "more than 50%" is substituted for the phrase "at least 80%" each place it appears in Code Section 1563(a)(1).

      1.6 Average Actual Contribution Percentage - means for each Plan Year the average (expressed as a percentage) of the Actual Contribution Percentage computed separately (a) for the group of Participants who are Highly Compensated Employees during such Plan Year and (b) for the group of Participants who are Nonhighly Compensated Employees during the preceding Plan Year.

      1.7 Average Actual Deferral Percentage - means for each Plan Year the average (expressed as a percentage) of the Actual Deferral Percentages computed separately (a) for the group of Participants who are Highly Compensated Employees during such Plan Year and (b) for the group of Participants who are Nonhighly Compensated Employees during the preceding Plan Year.

      1.8 Beneficiary - means for each Participant:

            (a) the person or persons so designated in writing by the Participant on a properly completed Election which he or she delivers to his or her Company before his or her death or, if no such designation is made, or if no person so designated survives the Participant, or if after checking his or her last known mailing address, the whereabouts of the person so designated is unknown and no death benefit claim is submitted to such Company by such person before the end of the 6 month period which begins on the date of the Participant's death, then Participant's Beneficiary shall be

            (b) the Participant's surviving Spouse, or

            (c) if there is no surviving Spouse, the personal representative of such Participant, if any has qualified within 1 year from the date of the Participant's death, or

            (d) if no personal representative has so qualified, any heirs at law of the Participant (as determined under the laws of the state of Connecticut by the Plan Sponsor) whose whereabouts are known by the Company; provided, however,

            (e) if a Participant designates as his or her Beneficiary a person other than the person who is his or her Spouse on his or her date of death and the Company reasonably determines (from the Company's records or from evidence timely furnished by the person who claims to be such Spouse) that he or she had a Spouse on his or her date of death, the Company shall disregard the beneficiary designation which the Participant had made and shall treat such Spouse as his or her Beneficiary under this Plan unless such Spouse specifically consents on an Election before a notary public to the specific beneficiary designation made by the Participant (or such Spouse had expressly consented to any designations made by the Participant without any requirement of further consent by such Spouse) or unless such designation is otherwise permissible under federal law, and


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            (f) if no Beneficiary is identified and located by the end of the 1 year period which begins on the date of death of the Participant, the Company may elect to apply to a court of applicable jurisdiction to determine when and to whom the deceased Participant's Account should be paid, and payment shall be made in accordance with such judicial determination, or the Company may take such other action or inaction regarding such Account as the Company in the exercise of its absolute discretion deems appropriate and permissible under applicable law.

      1.9 Board - means the Plan Sponsor's Board of Directors.

      1.10 Break in Service - means for each Participant a Plan Year in which he or she fails to complete more than 500 Hours of Service as a result of the termination of his or her employment as an Employee.

      1.11 Code - means the Internal Revenue Code of 1986, as amended, or any successor statute.

      1.12 Company - means the Plan Sponsor, VitalWorks.com Inc., Scientific Data Management, Inc. and each other Affiliate which the Board designates as such for such calendar year.

      1.13 Compensation -

            (a) When determining Highly Compensated Employee status, a Participant's Actual Deferral Percentage and Actual Contribution Percentage for a Plan Year, a Participant's Code Section 415 limitations under Section 5.7(a), or top heavy contributions under Section 12.14 for a Plan Year, Compensation means the sum of the Participant's "taxable wages" and "pre-tax contributions" for that Plan Year.

            (b) When determining the amount of 401(k) Contributions deducted from a Participant's pay for any payroll period, the amount of Matching Contributions allocated to a Participant's Matching Account or the amount of Profit Sharing Contributions allocated to a Participant's Profit Sharing Account, Compensation means the sum of the Participant's basic salary, overtime, commissions, bonuses and other similar cash payments (determined before deductions for "pre-tax contributions") for that payroll period while he or she is eligible to make 401(k) Contributions, excluding (1) "fringe benefits", (2) amounts not paid in cash and (3) amounts paid by an Affiliate.

            (c) For purposes of this definition,

                  (1) "taxable wages" are the wages and other compensation paid by the Company or an Affiliate to, or on behalf of, the Participant that are reportable as wages, tips and other compensation on Form W-2 or any other form that the Company or an Affiliate is required to provide the Employee under Code Sections 3401(a), 6041(d), 6051(a)(3) and 6052;

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                  (2) "pre-tax contributions" are the Participant's 401(k)
            Contributions and any other contributions or deferrals made on the Participant's behalf by the Company or an Affiliate to a retirement plan or cafeteria plan that are excludible under Code Sections 125, 132(f)(4), 401(k), 402(h), 403(b), 408(p) or 457(b); and

                  (3) "fringe benefits" include but are not limited to
            reimbursements or other expense allowances, fringe benefits (cash and non cash), moving expenses, severance payments, deferred compensation, employee referral payments and welfare benefits, even if includible in gross income.

            (d) The annual Compensation of each Participant taken into account under the Plan will not exceed the annual limitations under Code Section 401(a)(17) (as adjusted for inflation). If a Plan Year consists of fewer than 12 months, this annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is 12.

For a Participant's first Plan Year of participation, Compensation shall be considered only after the Participant's Entry Date.

      1.14 Distributable Account - means the 401(k) Account, Rollover Account, Transfer Account and the vested percentage of a Matching Account and Profit Sharing Account which are distributable to a Participant, a Beneficiary or an alternate payee under Section 8 as a result of an event described in Section 7 or Section 12.13.

      1.15 Election - means an election or designation made on a form, by telephonic voice response or by any other method authorized by the Plan Sponsor, properly completed and timely delivered in accordance with such rules as the Plan Sponsor adopts from time to time.

      1.16 Elective Deferrals - means the 401(k) Contributions made on a Participant's behalf under this Plan and the employer contributions made on his or her behalf pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any plan described under Code Section 501(c)(18), any salary reduction agreement for the purchase of an annuity contract under Code Section 403(b) and, to the extent required under Code Section 402(g)(8)(A)(ii), any eligible deferred compensation plan under Code Section 457.

      1.17 Eligible Employee - means on any date each Employee who is classified as of such date by a Company on such Company's payroll records as an employee of such Company (without regard to whether he or she is classified by any other person as a common law employee of such Company) other than an Employee who as of such date is

            (a) an Employee who is treated as such exclusively as a result of the "leased employee" rules under Code Section 414(n),

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            (b) an Employee who is in a unit of employees covered by a collective bargaining agreement unless the agreement by specific reference to this Plan permits participation in this Plan,

            (c) an Employee who is a nonresident alien, or

            (d) an Employee who is classified on a Company's payroll as an independent contractor.

      1.18 Employee - means a person who is employed and paid as an employee of the Company or who is treated as an employee of the Company or an Affiliate under Code Section 414.

      1.19 Entry Date - means January 1, April 1, July 1 and October 1.

      1.20 ERISA - means the Employee Retirement Income Security Act of 1974, as amended or any successor statute.

      1.21 Excess Aggregate Contributions - means for each Highly Compensated Employee for each Plan Year the excess, if any, of (a) the Matching Contributions actually taken into account in determining his or her Actual Contribution Percentage for such Plan Year over (b) the maximum amount of such contributions permitted for such Plan Year under Code Section 401(m)(2)(A), where such maximum shall be determined in accordance with Code Section 401(m)(6)(B) and the related regulations.

      1.22 Excess Contributions - means for each Highly Compensated Employee for each Plan Year the excess, if any, of (a) the 401(k) Contributions actually taken into account in determining his or her Actual Deferral Percentage for such Plan Year over (b) the maximum amount of such contributions permitted for such Plan Year under Code Section 401(k)(3)(A), where such maximum shall be determined in accordance with Code Section 401(k)(8)(B) and the related regulations.

      1.23 Excess Deferrals - means for each Participant for each calendar year the 401(k) Contributions for such calendar year that exceed $10,500 (or, after 2001, the dollar limit under Code Section 402(g)) and that the Participant elects to be refunded pursuant to the procedures set forth in Section 5.7(b).

      1.24 Forfeiture - means the balance of a Participant's Matching Account or Profit Sharing Account which is forfeited under this Plan as a result of a termination of his or her employment as an Employee.

      1.25 401(k) Account - means the fully vested sub-Account which reflects a Participant's 401(k) Contributions under this Plan and the related investment gains and losses.

      1.26 401(k) Contributions - means the contributions made by a Company on a Participant's behalf in lieu of cash compensation pursuant to his or her Election under Section 3.1.

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      1.27 Highly Compensated Employee - means for each Plan Year each
Participant who performs service for an Affiliate during the determination year and who is:

            (a) an Employee who is a 5% owner of an Affiliate as defined in Code
      Section 416(i)(1)(B)(i) at any time during such Plan Year or the immediately preceding Plan Year; or

            (b) an Employee who for the immediately preceding Plan Year received compensation in excess of $80,000 (as adjusted in accordance with Code
      Section 415(d)).

      The determination of which Employees are Highly Compensated Employees is subject to Code Section 414(q) and any regulations, rulings, notices or revenue procedures under that section. In determining whether an Employee is a Highly Compensated Employee for any Plan Year, an Affiliate may use any allocations and elections authorized under the applicable regulations, rulings, notices or revenue procedures under Code Section 414(q).

      For purposes of this Section 1.27, "compensation" means the Participant's Internal Revenue Service Form W-2 compensation, plus the Participant's 401(k) Contributions and any other contributions or deferrals made on his or her behalf to a retirement plan of an Affiliate under Code Section 125 and Section 401(k) and any other contributions or deferrals excludable under Code Section 132(f)(4), Section 402(h), Section 403(b), Section 408(p), Section 414(h)(2) or
Section 457(b).

      1.28 Hour of Service -

            (a) General. The term "Hour of Service" means each hour for which an individual:

                  (1) is paid, or entitled to payment, for the performance of duties for an Affiliate,

                  (2) is directly or indirectly paid, or entitled to payment, by an Affiliate for a period of time (without regard to whether the "employment" relationship is terminated) when the individual performs no duties due to vacations, holidays, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, or

                  (3) is paid by an Affiliate for any reason an amount as "back pay," irrespective of mitigation of damages.

            (b) Additional Rules. Notwithstanding the foregoing,

                  (1) except as otherwise required under federal law, no more than 501 Hours of Service will be credited to an individual for any single

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            continuous period during which he or she performs no duties for an
            Affiliate;

                  (2) an hour for which an individual is paid, or entitled to payment, on account of a period in which he or she performs no duties for an Affiliate will not be credited as an Hour of Service if such payment is made or is due under a plan maintained solely to comply with applicable worker's compensation laws, unemployment compensation laws or disability insurance laws;

                  (3) an Hour of Service will not be credited to an individual on account of a payment that reimburses such individual for medical, or medically related, expenses incurred by or on behalf of the individual;

                  (4) Hour of Service credit, if any, for periods when no duties are performed for an Affiliate will be calculated in accordance with applicable Department of Labor regulations;

                  (5) Hours of Service credited for the performance of duties by hourly paid Employees will be the actual number of Hours of Service completed by an individual and Hours of Service credited for the performance of duties by salaried Employees will be one of the following, as elected by the Plan Sponsor:

                        (i) 10 Hours of Service per day if the Employee is
                  credited with one Hour of Service in such day;

                        (ii) 45 Hours of Service per week if the Employee is
                  credited with one Hour of Service in such week;

                        (iii) 95 Hours of Service semi-monthly if the Employee
                  is credited with one Hour of Service in such period;

                        (iv) 190 Hours of Service per month if the Employee is
                  credited with one Hour of Service in such month;

                  (6) An individual will earn Hours of Service credit without regard to whether such individual is treated as an "employee" of an Affiliate as a result of the application of common law principles or by operation of Code Section 414(n); and

                  (7) An individual will receive credit for all hours of service completed with InfoCure as well as service credited under the terms of the InfoCure 401(k) Profit Sharing Plan and any Prior Plan.

      1.29 InfoCure - means InfoCure Corporation and its successor VitalWorks.

      1.30 Leave of Absence - means an approved leave of absence granted in writing to an Employee by an Affiliate for which the Employee is employed in accordance with applicable federal or state law or such organization's personnel policy for a period during which such Employee is expected to cease actively performing duties for which such Employee is paid or entitled to payment as an Employee under circumstances which do not involve a quit, discharge or retirement. An Employee who is on such a leave of absence shall be deemed to complete during each calendar month in such absence no less than the same number of Hours of Service which he or she had been scheduled to complete as an Employee according to his or her normal work schedule in the last full calendar month of active employment which immediately preceded the commencement of such leave.

      1.31 Matching Account - means the sub-Account maintained as part of a Participant's Account to show his or her interest attributable to Matching Contributions and the related investment gains and losses.

      1.32 Matching Contribution - means the contribution made by a Company on a Participant's behalf under Section 4.1.

      1.33 Merger Effective Date - means with respect to each Prior Plan, the date the assets of a Prior Plan were transferred to or merged with and into this Plan and is identified as the Merger Effective Date on Appendix A to this Plan.

      1.34 Nonhighly Compensated Employee - means a Participant who performs service for an Affiliate during the Plan Year and who is not a Highly Compensated Employee.

      1.35 Participant - means for any calendar year each Eligible Employee of a Company who satisfies the requirements described in Section 2, each former Employee or Beneficiary for whom an Account is maintained and each individual for whom a Transfer Account is maintained.

      1.36 Plan - means this InfoCure Corporation 401(k) Profit Sharing Plan (renamed VitalWorks Inc. 401(k) Profit Sharing Plan effective July 27, 2001) effective as of January 1, 2001 and all amendments to such Plan or, when required by the context, the InfoCure 401(k) Profit Sharing Plan as in effect prior to January 1, 2001.

      1.37 Plan Administrator - means the Plan Sponsor.

      1.38 Plan Sponsor - means VitalWorks Inc. and any successor to such organization.

      1.39 Plan Year - means the calendar year.

      1.40 PracticeWorks Stock - means the common stock of PracticeWorks, Inc.

      1.41 Prior Plan - means any qualified plan (i) which merged with and into this Plan or which transferred assets and liabilities to this Plan and (ii) which is designated as a Prior Plan in Appendix A to this Plan.

      1.42 Profit Sharing Account - means the sub-Account which reflects a Participant's Profit Sharing Contributions and top-heavy contributions made under Section 12.14 and any related investment gains and losses.

      1.43 Profit Sharing Contribution - means the contribution made by a Company on a Participant's behalf under Section 4.2.

      1.44 Rollover Account - means the fully vested sub-Account which reflects a Participant's Rollover Contributions under Section 3.4 and any related investment gains and losses.

      1.45 Rollover Contributions - means one (or more than one) amount that qualifies as an eligible rollover distribution under Code Section 402(c) or one (or more than one) amount that qualifies under Code Section 408(d) as a rollover contribution from a qualified individual retirement account.

      1.46 Spouse - means that one person, if any, who is recognized under the laws of the state in which the Employee customarily and regularly works or worked for a Company as such Employee's or such former Employee's husband or wife.

      1.47 Total Excess Aggregate Contributions - means for each Plan Year the total of all Excess Aggregate Contributions for such Plan Year.

      1.48 Total Excess Contributions - means for each Plan Year the total of all Excess Contributions for such Plan Year.

      1.49 Transfer Account - means the fully vested sub-Account which reflects a Participant's pre-tax deferral contributions, matching contributions, profit sharing contributions and rollover contributions and the related investment gains and losses on such contributions transferred to, or merged with and into, this Plan from a Prior Plan.

      1.50 Trust Agreement - means each separate agreement that establishes a separate trust fund which is a part of this Plan.

      1.51 Trust Fund - means the trust fund which is established and maintained as part of and in accordance with this Plan under the Trust Agreement.

      1.52 Trustee - means the person (corporation, individual, individuals or other legal entity) appointed by the Plan Sponsor and designated to serve as the trustee of the Trust Fund from time to time.

      1.53 Valuation Date - means each business day of the Trustee.

      1.54 VitalWorks Stock - means the common stock of the Plan Sponsor which trades under the Symbol "VWKS" on the Nasdaq National Market.

      1.55 Year of Service - means for an Employee each Plan Year in which he or she completes at least 1,000 Hours of Service.

                            Section 2. PARTICIPATION

      2.1 Participation Requirements.

            (a) Initial Participation. Each Eligible Employee shall be eligible to participate in this Plan as of the Entry Date coinciding with or immediately following the date he or she completes three months of employment and attains age 21. Each individual who is an Eligible Employee and who participated in a Prior Plan will become a Participant under this Plan upon the Merger Effective Date as set forth in Appendix A. Each individual who participated in a Prior Plan will become a Participant in this Plan upon the merger or transfer of his or her Transfer Account to this Plan.

            (b) Reemployment. If a Participant terminates employment and is reemployed as an Eligible Employee, he or she will be reinstated as a Participant, if necessary, on the first day he or she completes an Hour of Service as an Eligible Employee. Each other former Eligible Employee who is reemployed will become a Participant in accordance with Section 2.1(a).

      2.2 Termination of Participation. An Eligible Employee who becomes a Participant in this Plan shall remain eligible (subject to the terms and conditions in this Plan) to make 401(k) Contributions while he or she remains an Eligible Employee, and he or she shall remain for all other purposes of this Plan as a Participant until the later of

            (a) the date his or her employment as an Employee terminates,

            (b) the date the balance to his or her Account is distributed to him or her or to his or her Beneficiary or is forfeited.

      2.3 Change in Status. If the status of an individual changes from Eligible Employee to ineligible and back to Eligible Employee, he or she will become a Participant on the later of the date his or her status changes back to Eligible Employee or the date he or she would have become a Participant under Section
2.1. If the Plan Sponsor discovers that an individual it determined to be an Eligible Employee is in fact not an Eligible Employee, the Plan Sponsor will as soon as practicable after such discovery direct the Trustee to refund the 401(k) Contributions made on behalf of such individual to this Plan. In no event will Matching Contributions be made with respect to the refunded contributions.

If the Plan Sponsor discovers that an Eligible Employee was not treated as covered under the Plan, the Plan Sponsor as soon as practicable after such discovery will take such action as it deems appropriate and proper under the circumstances to remedy such omission.

      2.4 Not a Contract of Employment. This Plan is intended only to encourage Eligible Employees of the Companies to save for their retirement. This Plan is not a contract of employment. Participation in this Plan will not give any person either the right to be retained as an Employee or, upon such person's termination of employment, the right to any interest in the Trust Fund other than his or her interest as expressly set forth in this Plan.

      2.5 Transfer of Employment. The transfer of an Eligible Employee from one Company to another shall be considered a transfer of employment and such transferred Employee shall not be considered a newly hired Employee of the transferor for any purpose under this Plan.

                       Section 3. EMPLOYEE CONTRIBUTIONS

      3.1 401(k) Contributions.

            (a) General. Subject to the rules in this Section 3 and the limitations in Section 5, each Participant who is an Eligible Employee may make an Election that his or her Company make 401(k) Contributions through payroll deductions. A Participant may elect to begin 401(k) Contributions as of any Entry Date. Any such Election will be effective for the first pay date after the Participant's Company processes the Election and will continue while the Participant is an Eligible Employee or until the Participant changes the rate of his or her 401(k) Contributions in accordance with Section 3.2 or suspends his or her election to make 401(k) Contributions in accordance with Section 3.3. A Company shall have the unilateral right at any time to reduce the 401(k) Contributions elected by the Participant if such reduction might be necessary to satisfy any limitations under Section 5.

            (b) Amount of 401(k) Contributions. A Participant may elect to make 401(k) Contributions in 1% increments of his or her Compensation for each pay period from 1% to 15% of his or her Compensation for such pay period.

      3.2 Rate Changes. A Participant may change his or her rate of 401(k) Contributions in accordance with the policies and procedures established by the Plan Sponsor.

      3.3 Suspension of 401(k) Contributions.

            (a) Voluntary Suspension. A Participant may elect at any time to completely suspend his or her 401(k) Contributions. Any amounts contributed as a 401(k) Contribution before a suspension becomes effective but after a cancellation has been delivered to a Participant's Company shall be held and treated under Section 3.1 in accordance with the Participant's Election as in effect immediately before such suspension was delivered to the Company. Such suspension will be effective as soon as administratively feasible after the Company processes the Participant's Election. Thereafter, such Participant may elect to resume making 401(k) Contributions as of any Entry Date. Any such Election will be effective for the first pay date after the Participant's Company processes it.

            (b) Change in Eligibility Status. A Participant's 401(k) Contributions will stop automatically when he or she ceases to be an Eligible Employee. If such Participant's status thereafter changes to an Eligible Employee (whether by reemployment or otherwise), he or she may elect to resume making 401(k) Contributions for any subsequent Entry Date (provided he or she is entitled to participate in the Plan under Section
      2) and such Election will be effective as soon as administratively practicable after the Participant's Company processes his or her Election for such resumption.

            (c) Hardship Withdrawal. A Participant will be treated as if he or she had elected to completely suspend 401(k) Contributions for the 12-month period following a hardship withdrawal in accordance with Section
      8.6. A Participant may elect to resume making 401(k) Contributions for any Entry Date after the end of the suspension period as determined under
      Section 8.6(a). His or her Election will be effective as soon as administratively practicable after the Participant's Company processes it.

            (d) Leave of Absence. If a Participant is on a Leave of Absence, his or her 401(k) Contributions will continue to be deducted during such period provided he or she continues to be classified as an Eligible Employee during the Leave of Absence. However, to the extent the Leave of Absence is unpaid, a Participant will be treated as if he or she had elected to completely suspend 401(k) Contributions during the period of unpaid leave. Payroll deductions will resume as soon as administratively practicable after the Participant's resumption of active employment as an Eligible Employee and his or her completion of an Election in accordance with Section 3.1.

      3.4 Rollover Contribution.

            (a) General. A Rollover Contribution may be made by an Eligible Employee (or transferred to this Plan in a direct rollover from another plan) in cash without regard to whether the Eligible Employee has satisfied the minimum age and service requirements described in Section 2.1.

            (b) Vesting. For purposes of determining a Participant's vested interest in his or her Account under Section 7.4(b), a Participant's interest in his or her Rollover Account shall be 100% vested at all times.

                        Section 4. COMPANY CONTRIBUTIONS

      4.1 Matching Contribution.

            (a) General. Subject to the rules in this Section 4 and the limitations in Section 5, a Company in its absolute discretion may make a Matching Contribution each Plan Year. The Company may change the amount of the Matching Contribution from time to time, but in any event will ignore 401(k) Contributions in excess of 6% of a Participant's Compensation. Matching Contributions will be made without regard to whether a Company actually has current or accumulated profits for such year.

            (b) No Matching Contributions on Refunds. No Matching Contribution will be made with respect to any 401(k) Contributions that are refunded under Sections 5.7(a) or 5.7(b) to comply with the limits under Code Sections 415 or 402(g). If it is determined that any portion of the Matching Contributions credited to a Participant's Matching Account is attributable to refunded 401(k) Contributions, those Matching Contributions will be deducted automatically from the Participant's Matching Account and will be treated as a Forfeiture as soon as practicable after such determination is made.

            (c) Form of Matching Contribution. A Company may, in its sole discretion, make any Matching Contribution in cash or in shares of VitalWorks Stock.

      4.2 Profit Sharing Contribution. Subject to the rules in this Section 4 and the limitations in Section 5, a Company in its absolute discretion may make a Profit Sharing Contribution each Plan Year. The Profit Sharing Contribution, if the Company so elects to make the contribution, will be made as of the last day of such Plan Year. Profit Sharing Contributions will be made without regard to whether a Company actually has current or accumulated profits for such year. The Plan Sponsor may, in its sole discretion, make any Profit Sharing Contribution in cash or in shares of VitalWorks Stock.

      4.3 Top-Heavy. As of the last day of each Plan Year, a determination will be made on whether this Plan is "top-heavy" under Section 12.14 and, if this Plan is "top-heavy", the Companies will contribute such amounts, if any, as are necessary to satisfy minimum allocation requirements under Section 12.14. Any such contributions will be credited as of the last day of such Plan Year to the affected Participant's Profit Sharing Account.

      4.4 Payment of Company Contributions. Notwithstanding anything to the contrary in this Plan, each Company will make the contributions called for under this Section 4; although the Plan Sponsor in its absolute discretion may choose to make the Company contributions called for under this Section 4 on behalf of each Company and to charge each Company with its allocable portion of the contributions in accordance with those procedures the Plan Sponsor in its absolute discretion deems appropriate. Matching Contributions, Profit Sharing Contributions and contributions to satisfy the top-heavy minimum will be paid to the Trustee at such times as the Plan Sponsor determines in its absolute discretion, but in no event later than the due date (including extensions) of the Plan Sponsor's federal income tax return for the year ending with or within the Plan Year for which the contribution was made.

      4.5 Application of Suspense Account and Forfeitures. Excess amounts that are transferred to a Code Section 415 suspense account for a Plan Year pursuant to Section 5.7(a)(3) and Forfeitures, if any, will be applied first, to pay expenses and to restore Accounts pursuant to Section 7.4(d); second, to reduce the Matching Contributions for contribution periods in the Plan Year (and succeeding Plan Years, if necessary); and third, to reduce the Profit Sharing Contributions for contribution periods in the Plan Year (and succeeding Plan Years, if necessary).

      Section 5. ALLOCATIONS TO ACCOUNTS AND LIMITATIONS ON CONTRIBUTIONS

      5.1 Allocation of 401(k) Contributions. Subject to the restrictions set forth in Section 5.7, as of each Valuation Date the Plan Sponsor shall credit any 401(k) Contributions as soon as practicable, but in any event no later than the time required by ERISA or the Code, to the 401(k) Account of each Participant on whose behalf such contributions are made.

      5.2 Allocation of Matching Contribution.

            (a) Matching Contributions. A Company's Matching Contribution shall be allocated to the Matching Account of each Participant identified in
      Section 5.2(b).

            (b) Eligible Participants. A Participant shall be eligible to share in the allocation of the Matching Contribution for a Plan Year only if he or she has elected to make 401(k) Contributions during such Plan Year and is an Eligible Employee on the last day of such Plan Year and has a Year of Service for such Plan Year or if such Participant terminated employment during such Plan Year due to death, disability within the meaning of
      Section 7.2, or attainment of age 65 in such Plan Year or any prior Plan Year.

      5.3 Annual Allocation of Profit Sharing Contribution.

            (a) Profit Sharing Contribution. A Company's Profit Sharing Contribution shall be allocated to a Participant's Profit Sharing Account in the same proportion that his or her Compensation for such calendar year bears to the total Compensation of all such Participants identified in
      Section 5.3(b) for such year.

            (b) Eligible Participants. A Participant shall be eligible to share in the allocation of the Profit Sharing Contribution for a Plan Year only if he or she is an Eligible Employee on the last day of such Plan Year and has a Year of Service for such Plan Year or if such Participant terminated employment during such Plan Year due to death, disability within the meaning of Section 7.2 during such Plan Year, or attainment of age 65 in such Plan Year or any prior Plan Year.

      5.4 Allocation of Rollover Contributions. Rollover Contributions will be allocated to the Rollover Account of the Eligible Employee who either made a Rollover Contribution or directed that a Rollover Contribution be made to the Plan.

      5.5 Administrative Action. As soon as practicable after each Valuation Date, Participants and Beneficiaries who as of such Valuation Date are entitled to one or more of the allocations called for in this Section 5 shall be identified and the information which the Plan Sponsor (in its judgment) needs to make such allocations shall be furnished to the Plan Sponsor by each Company as a condition to the Plan Sponsor making such allocations.

      5.6 Allocation of Investment Gains or Losses. The Plan Sponsor shall allocate the Adjustment for each Valuation Date among the applicable sub-Accounts of each Participant, Beneficiary or alternate payee in the proportion that each such sub-Account bears to all such sub-Accounts in order that each such sub-Account will proportionately benefit from any earnings or appreciation in the value of the assets of the Trust Fund in which such sub-Account is invested or proportionately suffer any losses or depreciation in the value of such assets. This allocation shall be made in accordance with such reasonable and equitable procedures as may be established from time to time by the Plan Sponsor, which procedures may include allocations based on units.

      5.7 Statutory Allocation Restrictions.

            (a) Code Section 415 Limitations.

                  (1) General Rule. The sum of the 401(k) Contributions
            (excluding any 401(k) Contributions refunded pursuant to Section 5.7(b) but including any Excess Contributions distributed to the Participant under Section 5.7(c)), the Matching Contribution and the Profit Sharing Contribution allocated for any calendar year (the "limitation year") to the Account of any Participant ("annual addition") shall (after taking in account the special rules under
            Section 5.7(a)(2)) not exceed the lesser of:

                        (A) 25% of the Participant's Internal Revenue Service
                  Form W-2 compensation plus the Participant's 401(k) Contributions and any other contributions or deferrals made on the Participant's behalf by an Affiliate to a retirement plan or cafeteria plan that are excludible under Code Section 125,
                  Section 132(f)(4), Section 402(e)(3), Section 402(h), Section 403(b), Section 408(p) or Section 457(b) for such calendar year;

                        (B) $30,000 (as adjusted by Code Section 415(d)
                  thereafter); or

                        (C) such lesser amount as the Plan Sponsor deems
                  necessary or appropriate to satisfy the requirements of Code
                  Section 415 in light of Section 5.7(a)(1) and the benefits, if any, accrued and the contributions, if any, made for such Participant under any other employee benefit plan maintained by an Affiliate.

                  (2) Special Rules.

                        (A) A contribution made by or on behalf of an Employee
                  under any other defined contribution plan (as defined in Code

                  Section 414(i)) which is maintained by an Affiliate shall be treated as made under this Plan by or on behalf of such Employee and any adjustment required to satisfy the requirements of Code Section 415 as a result of his or her participation in such plan and in this Plan shall be made exclusively in such other plan.

                        (B) A contribution which is credited under a welfare
                  benefit fund maintained by an Affiliate for any year to a reserve for post-retirement medical benefits for an Employee who is a "key employee" (as defined in Code Section 416(i)) shall be treated as part of the contribution made on his or her behalf under this Plan when, and to the extent, required under Code Section 415 or Section 419A(d).

                  (3) Excess Amount. In the event that Section 5.7(a)(1)
            actually restricts the amount otherwise allocable in any allocation step to any Account, the total amount which was unallocable in such step ("Excess Amount") shall be disposed of as follows. First, the Participant's 401(k) Contributions, if any, (and any investment gain attributable to such contributions) shall be refunded to the Participant to the extent that such refund would satisfy such limitation. If an Excess Amount still exists after such refund, first the Matching Contribution and then the Profit Sharing Contribution shall be deemed to be a Forfeiture and the Plan Sponsor shall transfer such unallocable amount to a suspense account which
            (1) shall be deemed to be a Forfeiture for purposes of the annual allocations for the succeeding calendar year and (2) shall be added to the Adjustment as an investment gain in the event that there is a termination of this Plan (within the meaning of Section 11.2) before the date as of which such suspense account becomes allocable in its entirety as a Forfeiture.

                  Any 401(k) Contributions refunded under this Section 5.7(a)(3)
            shall be disregarded for purposes of the Code Section 402(g) limitations under Section 5.7(b) and the Code Section 401(k) limitations under Section 5.7(c).

            (b) Dollar Limitations on 401(k) Contributions.

                  (1) General. No Participant shall be permitted to have
            Elective Deferrals made on his or her behalf under this Plan or any other qualified plan maintained by an Affiliate during any year in excess of $7,000 (as adjusted in accordance with Code Section 402(g) to account for increases in the cost of living). If a Participant's 401(k) Contributions under this Plan exceed such dollar limit, such Participant shall be deemed to have made a request for a refund under Section 5.7(b)(2) and such excess shall be refunded in accordance with Section 5.7(b)(3).

                  Although a Participant's 401(k) Contributions under this Plan cannot exceed such dollar limit, his or her aggregate Elective Deferrals nevertheless can exceed such dollar limit in a calendar year if he or she participates in at least one other plan that provides for Elective Deferrals. In that event, such Participant may request a refund in accordance with Section 5.7(b)(2) and his or her Excess Deferrals shall be refunded in accordance with Section 5.7(b)(3).

                  (2) Refund Election. A Participant may request a refund from this Plan of any Excess Deferrals made during a year by filing a claim with the Plan Sponsor on or before March 1 of the next year. Such claim shall be in writing, shall specify the dollar amount of the Participant's Excess Deferrals assigned to this Plan for such year and shall include a written statement that such amounts, if not distributed to such Participant, will exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred.

                  (3) Distribution of Excess Deferrals. Excess Deferrals, plus any income and minus any loss allocable to such Excess Deferrals for the year in which such Excess Deferrals were made (as determined in accordance with Section 5.7 and the regulations under Code Section 402(g)), shall be distributed no later than April 15 of the following calendar year to a Participant whose Excess Deferrals for the preceding Plan Year were requested or deemed requested under
            Section 5.7(b)(2).

                  (4) Treatment. Any 401(k) Contributions that exceed the Code
            Section 402(g) limit shall be taken into account for purposes of the limitations under Section 5.7(c) even if the excess 401(k) Contributions are refunded in accordance with this Section 5.7(b). However, excess 401(k) Contributions refunded to a Nonhighly Compensated Employee shall not be taken into account for purposes of
            Section 5.7(c) to the extent the excess arises solely from 401(k) Contributions under this Plan and Elective Deferrals under all other qualified plans, contracts and arrangements maintained by an Affiliate pursuant to Code Section 402(c)(3). Excess 401(k) Contributions refunded under this Section 5.7(b) shall not be taken into account for purposes of Code Section 415 limitations under
            Section 5.7(a).

            (c) Limitations on 401(k) Contributions for Highly Compensated Employees.

                  (1) General. The Average Actual Deferral Percentage for Highly
            Compensated Employees who are Eligible Employees for any Plan Year shall not exceed the greater of

                        (A) the Average Actual Deferral Percentage for Nonhighly
                  Compensated Employees who are Eligible Employees multiplied by 1.25, or

                        (B) the Average Actual Deferral Percentage for Nonhighly
                  Compensated Employees who are Eligible Employees multiplied by

                  2, provided that the Average Actual Deferral Percentage for such Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for such Nonhighly Compensated Employees by more than 2 percentage points.

                  (2) Special Rules.

                        (A) For purposes of this Section 5.7(c), the Actual
                  Deferral Percentage for a Highly Compensated Employee for the Plan Year and who is eligible to have "elective deferrals" as described in Code Section 402(g)(3)(A) allocated to his or her account under two or more plans or arrangements described in Code Section 401(k) that are maintained by an Affiliate shall be determined as if all such contributions were made under this Plan.

                        (B) If this Plan satisfies the requirements of Code
                  Section 401(k), Section 401(a)(4) or Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this Section 5.7(c) shall be applied by determining the Actual Deferral Percentages of Participants as if all such plans were a single plan.

                        (C) The determination and treatment of the 401(k)
                  Contributions and Actual Deferral Percentage and Excess Contributions of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (3) Distribution of Total Excess Contributions.
            Notwithstanding any other provisions of this Plan, the Total Excess Contributions made for each Plan Year, plus any investment income and minus any investment loss allocable to such Total Excess Contributions, shall be distributed in accordance with this Section 5.7(c) to those individuals who were Participants and Highly Compensated Employees for such Plan Year from their Accounts no later than the last day of the immediately following Plan Year. Such distributions shall be made from and reduce the 401(k) Contributions credited to the 401(k) Accounts of such individuals for such Plan Year, and such distributions and the corresponding reductions shall start with such individual or individuals for whom such contributions were at the highest level and shall continue until such contributions for such individual or individuals have been reduced through distributions to the same level as the contributions for such individual or individuals who had the second highest level of contributions, whereupon the distributions and corresponding reductions shall continue until such contributions for these individuals have been reduced to the same level as the individual or individuals who had the third highest level of contributions. Such process of distributions and corresponding reductions shall continue from one contribution level to the next lower contribution level in accordance with Code Section 401(k)(8)(C) until the Total Excess Contributions have been distributed in full; provided, such distributions and reductions under this Section 5.7(c) shall stop at any point before the next lower contribution level if the Total Excess Contributions have been distributed at that point. Such Excess Contributions shall be distributed from the Participant's 401(k) Account. The Excess Contributions which would otherwise be distributed to the Participant shall be reduced, in accordance with federal income tax regulations, by the Excess Deferrals distributed to the Participant under Section 5.7(b).

                  (4) Determination of Income or Loss. The investment income or loss allocable to Total Excess Contributions under this Section 5.7(c) shall be determined (1) for the Plan Year in which such Total Excess Contributions were made and (2) for the period between the end of such Plan Year and the date of distribution in accordance with rules prescribed by the Secretary of the Treasury. The income or loss allocable to Total Excess Contributions shall be determined in accordance with Section 5.6.

            (d) Limitations on Matching Contributions for Highly Compensated Employees.

                  (1) General. The Average Actual Contribution Percentage for
            Highly Compensated Employees who are Eligible Employees for any Plan Year shall not exceed the greater of

                        (A) The Average Actual Contribution Percentage for
                  Nonhighly Compensated Employees who are Eligible Employees multiplied by 1.25, or

                        (B) the Average Actual Contribution Percentage for
                  Nonhighly Compensated Employees who are Eligible Employees multiplied by 2, provided that the Average Actual Contribution Percentage for such Highly Compensated Employees does not exceed the Average Actual Contribution Percentage for such Nonhighly Compensated Employees by more than 2 percentage points.

                  (2) Special Rules.

                        (A) For purposes of this Section 5.7(d), the Actual
                  Contribution Percentage for any Highly Compensated Employee for the Plan Year and who is eligible to have "matching contributions" as described in Code Section 401(m)(4) allocated to his or her account under two or more plans or arrangements described in Code Section 401(m) that are maintained by an Affiliate shall be determined as if all such contributions were made under this Plan.

                        (B) If this Plan satisfies the requirements of Code
                  Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this Section 5.7(d) shall be applied by determining the Actual Contribution Percentages of Participants as if all such plans were a single plan.

                        (C) The determination and treatment of the Matching
                  Contributions and Actual Contribution Percentage and Excess Aggregate Contributions of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (3) Forfeiture or Distribution of Total Excess Aggregate
            Contributions. Notwithstanding any other provision of this Plan, the Total Excess Aggregate Contributions made for each Plan Year, plus any investment income and minus any investment loss allocable to such Total Excess Aggregate Contributions, shall be forfeited in accordance with this Section 5.7(d)(3) no later than the last day of the immediately following Plan Year from the Accounts of those individuals who were Participants and Highly Compensated Employees for such Plan Year to the extent that their accounts are not vested under Section 7.4 and shall be distributed in accordance with this
            Section 5.7(d)(3) no later than the last day of the immediately following Plan Year from the Accounts of those individuals who were Participants and Highly Compensated Employees for such Plan Year to such individuals the extent that their Accounts are vested under
            Section 7.4. Such distributions shall be made from and reduce the Matching Contributions credited to such individuals' Accounts, and such distributions and the corresponding reductions shall start with such individual or individuals for whom such contributions were at the highest level and shall continue until such contributions for such individual or individuals have been reduced through distributions to the same levels as the contributions for such individual or individuals who had the second highest level of contributions, whereupon the distributions and corresponding reductions shall continue until such contributions for these individuals have been reduced to the same level as the individual or individuals who had the third highest level of contributions. Such process of distributions and corresponding reductions shall continue from one contribution level to the next lower contribution level in accordance with Code Section 401(m)(6)(C) until the Total Excess Aggregate Contributions have been distributed in full; provided, such distributions and reductions under this Section 5.7(d)(3) shall stop at any point before the next lower contribution level if the Total Excess Aggregate Contributions have been forfeited or distributed at that point. Excess Aggregate Contributions shall be distributed or forfeited (if otherwise forfeitable under Section 7.4) from the Participant's Matching Account.

                  (4) Determination of Gain or Loss. The investment income or loss allocable to Total Excess Aggregate Contributions under this
            Section 5.7(d) shall be determined (i) for the Plan Year for which such contributions were allocated and (ii) for the period between the end of such Plan Year and the date of distribution or forfeiture in accordance with rules prescribed by the Secretary of the Treasury. The income or loss allocable to Total Excess Aggregate Contributions shall be determined in accordance with Section 5.6.

      5.8 Allocation Report. After the Plan Sponsor has made the allocations for any Valuation Date described in this Section 5, the Plan Sponsor shall deliver to each Company a report which lists each Participant and states the balance credited to each Account maintained for each such person. The Plan Sponsor also shall deliver at least annually to each Company an individual statement for each Participant which states the balance credited to his or her Account and which may be forwarded to that person.

      5.9 Multiple Use Limit. If in the same Plan Year the Actual Deferral Percentage limitation is satisfied by using the alternate limit under Section 5.7(c)(1)(B) and the Contribution Percentage limitation is satisfied by using the alternate limit under Section 5.7(d)(1)(B), the Plan Sponsor shall determine the amount, if any, of the reductions required to satisfy the rules under Code
Section 401(m) on the multiple use of such alternative limits. Any such reduction shall be treated as an Excess Contribution and distributed in accordance with Section 5.7(c)(3).

      5.10 Alternative Compliance Rules. If the rules for complying with the limitations under Code Section 401(k), Section 401(m), Section 402(g) and
Section 415 as expressly set forth in this Plan are more restrictive than the rules permitted under regulations issued under such Code sections after January 1, 2001, the Company may disregard such rules as set forth in this Plan and apply the rules permitted under such regulations in order to comply with the limitations under such Code sections.

                       Section 6. INVESTMENT OF ACCOUNTS

      6.1 Account Investments.

            (a) General. It is intended that Participants, Beneficiaries of deceased Participants and alternate payees will have an opportunity to direct the investment of their 401(k) Account, Rollover Account, Profit Sharing Account, Transfer Account and, after it is 100% vested, Matching Account among investment funds selected by the Plan Sponsor. The Plan Sponsor will select four or more investment funds to make available under the Trust Fund, and each such investment fund will be described for Participants in the summary plan description for this Plan or in such other materials as the Plan Sponsor deems suitable under the circumstances. The investment funds may include, but are not limited to,
      (1) mutual funds, (2) investment or annuity contracts issued by an insurance company, (3) collective investment funds and (4) VitalWorks Stock. The assets of the Plan may be commingled for investment purposes in a group trust and with the assets of other plans whether or not the assets of this Plan will be held in a separate investment fund. The Plan Sponsor may permit Participants to direct the investment of their 401(k) Account, Rollover Account, Profit Sharing Account, Transfer Account and, after it is 100% vested, Matching Account into a self-directed brokerage window that allows investment in mutual funds, individual stocks and bonds so long as the Plan provides a self-directed brokerage window as an investment option.

            (b) Investment Elections. Investment Elections shall be made in accordance with procedures established from time to time by the Plan Sponsor and the Trustee. An individual may revise his or her investment Election at such times and in accordance with such procedures as are established by the Plan Sponsor. An individual's 401(k) Account, Profit Sharing Account, Rollover Account, Transfer Account and, after it is 100% vested, Matching Account will continue to be invested in accordance with his or her most recent investment Election until such Election is properly changed.

            (c) ERISA Section 404(c). To the extent the Company chooses to take advantage of any relief afforded to Plan fiduciaries under ERISA Section 404(c) and the regulations thereunder, the Plan Sponsor will (1) designate a fiduciary who is obligated to implement Participant and Beneficiary instructions, (2) determine the manner and frequency of investment instructions and any limitations on such instructions and (3) establish such other procedures as may be necessary or appropriate to implement Participant and Beneficiary instructions or the requirements of ERISA
      Section 404(c). Any such procedures may be amended or modified from time to time by the Plan Sponsor in its discretion and all such procedures and any amendments or modifications to such procedures are incorporated into and made a part of this Plan.

            (d) Amounts Available for Investment. Contributions under this Plan will not be treated as part of an Account for investment purposes until such contributions are actually received by the Trustee and posted on its records as available for investment by the Participant, Beneficiary or alternate payee.

            (e) Corrections. If an error or omission is discovered in any individual Account, the Trustee shall, upon written direction from the Plan Sponsor, make such adjustment as the Plan Sponsor deems necessary to remedy in an equitable manner such error or omission in such Account.

      6.2 Transition Period to Implement Plan Changes. In connection with a change in recordkeepers, trustees or other service providers for the Plan, a change in the methodology for valuing accounts, a change in investment options, a plan merger or other circumstances, a temporary interruption in the normal operations of the Plan may be required in order to properly implement such change or merger or take action in light of such circumstances. In such event or under such circumstances, the Plan Sponsor may take such action as it deems appropriate under the circumstances to implement such change or merger or in light of such circumstances, including authorizing a temporary interruption in a Participant's ability to obtain information about his or her Account, to take distributions from such Account and to make changes in the investment of that Account, provided the Plan Sponsor will take appropriate action as to give Participants and Beneficiaries as much advance notice of the interruption as possible and to minimize the scope and length of the interruption in normal Plan operations. In addition, when changing investment options, the Plan Sponsor will take such action as it deems appropriate under the circumstances to direct the investment of the funds pending completion by the Trustee of the administrative processes necessary to transfer investment authority to Participants and Beneficiaries, including, but not limited to, mapping monies from old funds to new funds.

      6.3 Special Rules Concerning Investment in VitalWorks Stock. Notwithstanding any other provision of the Plan to the contrary, the following rules shall apply to investments in VitalWorks Stock.

            (a) Dividends. A Participant's allocation share of cash dividends (and other cash earnings) credited to VitalWorks Stock will be reinvested in VitalWorks Stock unless the Participant elects to have such cash dividends (and other cash earnings) invested among the other investment funds in accordance with procedures established by the Plan Sponsor. Dividends on VitalWorks Stock paid in the form of stock shall be retained in a Participant's Account.

            (b) Contributions and Purchase of VitalWorks Stock. The normal form of contribution for amounts invested in VitalWorks Stock shall be in cash; provided that the Plan Sponsor, in its discretion, may make the Matching Contribution in VitalWorks Stock. The Trustee is authorized to purchase VitalWorks Stock from the Plan Sponsor or in the open market or in a privately negotiated transaction with another shareholder.

            (c) Voting. Shares of VitalWorks Stock held by the Plan will be voted or tendered by the Trustee as directed by the Plan Sponsor. The proceeds of any VitalWorks Stock that is tendered pursuant to a tender offer shall be invested in other investment funds selected by the Participant and may not be reinvested in VitalWorks Stock.

            (d) Restrictions. The ability of a Participant or a Beneficiary to engage in transactions with respect to the VitalWorks Stock allocated to his or her Account (or with an investment fund comprised of VitalWorks Stock) will be subject to such restrictions as the Plan Sponsor and the Trustee determine are necessary or appropriate to satisfy federal or state securities laws.

      6.4 Special Rules Concerning Investment in PracticeWorks Stock.

            (a) General. If a Participant's Account includes shares of PracticeWorks Stock as a result of the spin-off of PracticeWorks, Inc. from InfoCure, effective March 6, 2001, such shares shall be held in the Participant's Account until the earliest of the date (the "Sale Date"):

                  (1) the Participant makes an Election to change his or her investment in accordance with Section 6.1(b);

                  (2) the Participant receives a distribution from the Plan in accordance with Section 7;

                  (3) March 5, 2002; or

                  (4) less than 20 Participants hold shares of PracticeWorks
            Stock in their Accounts (other than PracticeWorks Stock which may be held in a self-directed brokerage account).

      Upon the occurrence of the Sale Date, the Trustee shall take action to sell all of the PracticeWorks Stock in the Participant's Account. The proceeds of such sale of PracticeWorks Stock shall either be distributed to the Participant in cash in accordance with Section 7, or be invested in another investment fund or funds, or be invested in VitalWorks Stock.

      Notwithstanding the forgoing, the proceeds of the sale of PracticeWorks Stock for a Participant who is not 100% vested in his or her Matching Account may only be invested in VitalWorks Stock; the proceeds of the sale of PracticeWorks Stock from the Account of a Participant who is 100% vested will be invested according to the Participant's most recent investment Election if the Participant does not provide a specific alternative Election regarding the investment of proceeds from the sale of PracticeWorks Stock from his or her Account.

            (b) Dividends. A Participant's allocation share of cash dividends (and other cash earnings) credited to PracticeWorks Stock will be invested among the other investment funds in accordance with procedures established by the Plan Sponsor. Dividends on PracticeWorks Stock paid in the form of stock shall be invested in accordance with the procedures established by the Plan Sponsor.

            (c) Contributions and Purchase of PracticeWorks Stock. No further contributions or dividends shall be invested in PracticeWorks Stock (other than PracticeWorks Stock which may be held in a self-directed brokerage window so long as the Plan provides a self-directed brokerage window as an investment option).

            (d) Voting. Shares of PracticeWorks Stock held by the Plan will be voted or tendered by the Trustee as directed by the Plan Sponsor. The proceeds of any VitalWorks Stock that is tendered pursuant to a tender offer shall be invested in other investment funds selected by the Participant.

                            Section 7. PLAN BENEFITS

      7.1 Retirement Benefit. The Matching Account and the Profit Sharing Account of a Participant who is an Employee on the date he or she reaches age 65 shall become fully vested not later than such date, and his or her Distributable Account thereafter shall be payable to such Participant under Section 8 upon his or her retirement.

      7.2 Disability Benefit.

            (a) General Rule. A person shall be treated as disabled for purposes of this Section 7.2 if termination of employment results from his or her inability to perform the duties of his or her customary position as an Employee due to any medically determinable physical or mental impairment or impairments for an indefinite period which may be expected to be of long continued duration. A person also shall be considered disabled if termination of employment results from the permanent loss or loss of use of a member or function of his or her body or permanent disfigurement.

            (b) Vesting. In order to compensate for a disability, the Matching Account and Profit Sharing Account of a Participant whose employment with an Affiliate is terminated by reason of his or her being disabled shall become nonforfeitable on the date his or her employment is so terminated, and his or her Distributable Account shall be payable to such Participant in accordance with Section 8 upon his or her termination of employment.

            (c) Determination. The Plan Sponsor shall have exclusive responsibility for determining whether a person is disabled and may consider whether a person is disabled upon their own motion or upon the written request of such person. The Plan Sponsor's determination shall be based on a consideration of all the facts and circumstances which in its absolute discretion it deems pertinent, including reports from one or more licensed physicians or psychiatrists appointed by the Plan Sponsor and paid by the Company (which employs or had employed the Participant) to examine the Participant. Any determination by the Plan Sponsor of whether a person is disabled for purposes of this Plan shall be conclusive.

            (d) Recovery. If a Participant who was determined to be disabled within the meaning of this Section 7.2 recovers and returns to active employment by a Company as an Employee while payments are being made from his or her Account, then such payments shall stop and the balance in his or her Account thereafter shall become payable in accordance with the terms of this Plan upon his or her subsequent retirement, death or other termination of employment as an Employee.

      7.3 Death Benefit. The Company which employs (or which last employed) a Participant immediately before his or her death promptly shall notify the Plan Sponsor of the name of his or her Beneficiary, and his or her Distributable Account shall be changed to the name of his or her Beneficiary and shall be paid to such Beneficiary under Section 8. Furthermore, if a Participant dies while he or she is an Employee, his or her Matching Account and Profit Sharing Account shall become fully vested on his or her date of death.

      7.4 Vested Benefit.

            (a) General. A Participant who (as of the date of the termination of his or her employment as an Employee) is ineligible for any other benefit payment under this Plan shall be eligible for the payment of his or her Distributable Account under Section 8. The vested percentage, if any, of his or her Matching Account and Profit Sharing Account shall be determined under Section 7.4(b). The 401(k) Account, Rollover Account and Transfer Account shall be fully vested and nonforfeitable at all times.

            (b) Vesting Schedule. The Plan Sponsor shall determine the vested portion of a Participant's Matching Account and Profit Sharing Account as of the date his or her employment as an Employee terminates in accordance with the vesting schedule in this Section 7.4(b). Subject to Section 13.4, such determination shall be made based on the Participant's Years of Service under Section 1.55. The balance, or the nonvested portion, of his or her Matching Account and Profit Sharing Account shall become a Forfeiture as of the end of the Plan Year in which the Participant terminates employment.

                                                         Vested Portion of
                                                       Matching Account and
               Years of Service                       Profit Sharing Account
               ----------------                       ----------------------
                 Less than 1                                     0%
                      1                                         20%
                      2                                         40%
                      3                                         60%
                      4                                         80%
                      5                                        100%

            (c) Forfeiture. If a Participant has a severance from employment, the nonvested portion, if any, of his or her Account shall be treated as a Forfeiture according to Section 7.4(b).

            Forfeitures occurring in a Plan Year shall be applied as soon as practicable in accordance with Section 4.5.

            (d) Reemployment.

                  (1) If a former Employee who was fully vested in his or her
            Account is reemployed before receiving distribution of his or her Account, such Employee shall resume participation in this Plan in accordance with Section 2.2 and distribution of such Account shall not be made until such Employee subsequently severs from employment, dies or becomes disabled within the meaning of Section 7.2.

                  (2) If a former Employee who was fully vested in his or her
            Matching Account and Profit Sharing Account solely because of a disability is reemployed before receiving distribution of his or her Account, the Plan Sponsor shall establish a new Matching Account and Profit Sharing Account upon his or her reemployment to receive the Matching Contributions and Profit Sharing Contributions allocable on his or her behalf following reemployment. The dollar amount of the Participant's vested interest in his or her new Matching Account or Profit Sharing Account shall be determined in accordance with the rules in this Section 7.4 without reference to such disability. A Participant's prior vested Matching Account and Profit Sharing Account shall be merged with his or her new Matching Account and Profit Sharing Account when the new Matching Account and Profit Sharing Account become fully vested.

                  (3) If a former Employee received (or was deemed to receive)
            distribution of the vested portion of his or her Account and is reemployed before he or she has 6 consecutive Breaks in Service (without regard to whether such breaks result from maternity or paternity leave or from any other cause), the dollar amount forfeited from his or her Account, if any, shall be automatically restored without interest. Restoration of the Forfeiture shall be made as soon as practicable after the Employee's reemployment. If a former Employee was fully vested and received distribution of his or her entire Account and is reemployed, such Employee shall resume participation in this Plan in accordance with Section 2.2 and a new Matching Account and Profit Sharing Account shall be established for such Employee. An Employee's vested interest in his or her restored or new Matching Account and Profit Sharing Account thereafter shall be determined in accordance with the vesting rules under this Plan in effect for Matching Accounts and Profit Sharing Accounts.

      7.5 Missing Claimant. If no Beneficiary of a deceased Participant is identified pursuant to the procedure in Section 1.8(f), or if the Account of a Participant becomes payable under Section 7 for any reason other than his or her death and the Plan Sponsor is unable to locate such Participant after sending written notice to his or her last known mailing address and the last known mailing address of any Beneficiaries such Participant may have designated, the Plan Sponsor, in its discretion, may treat his or her Account as a Forfeiture as of the last day of the calendar year which includes the second anniversary of the date his or her Account first became payable, or as of the last day of any subsequent calendar year. However, if such missing Beneficiary or Participant in a subsequent calendar year files a written claim with the Plan Sponsor while this Plan remains in effect for the Account forfeited and proves to the satisfaction of the Plan Sponsor his or her identity as the person then entitled to such benefit under the terms of this Plan, the Plan Sponsor shall direct the payment to such Beneficiary or Participant in accordance with Section 8 of an amount which equals dollar for dollar the amount treated as a Forfeiture. Such payment at the Plan Sponsor's discretion may come from appropriate Company contributions or directly from one, or more than one, Company, or from an assessment against the appropriate Company, whichever the Plan Sponsor deems reasonable and appropriate under the circumstances.

    Section 8. BENEFIT DISTRIBUTION, WITHDRAWALS DURING EMPLOYMENT AND LOANS

      8.1 Methods of Distribution.

            (a) General. The Distributable Account, including all amounts invested in VitalWorks or PracticeWorks Stock, will be paid to the Participant in a lump sum in cash.

            (b) Transfer Accounts. Notwithstanding anything herein to the contrary, a Participant who has a Transfer Account may elect to receive such account in any form of benefit available to him or her in accordance with Appendix B.

      8.2 Death Benefits. A Participant who dies before payment of his Distributable Account begins shall have his or her Distributable Account paid to his or her Beneficiary in a lump sum in cash.

      8.3 Direct Rollovers.

            (a) Election. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this
      Section 8.3, a distributee (as described in (d) below) may elect, at the time and in the manner prescribed by the Plan Sponsor, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

            (b) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and the 401(k) Account distributed due to hardship as described in Code Section 401(k)(2)(B)(i)(IV).

            (c) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

            (d) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

            (e) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

      8.4 Distribution Deadlines and Consent Requirement.

            (a) General Rule. A Participant's Distributable Account automatically shall be distributed as soon as practicable after his or her employment as an Employee terminates unless his or her Distributable Account exceeds $5,000. If his or her Distributable Account exceeds $5,000, his or her Distributable Account shall be distributed (1) as soon as practicable after the Plan Sponsor determines that the Code Section 411(a)(11) consent requirements for a Distributable Account in excess of $5,000, have been satisfied with respect to such account or, if earlier,
      (2) when required under Section 8.4(b). If a Participant has begun to receive distributions pursuant to a form of payment described in Appendix B under which at least one scheduled periodic distribution has not been made and if the present value of the Participant's Distributable Account was more than $5,000 determined at the time of the first distribution under that form of payment, the value of the Distributable Account at any subsequent time is deemed to continue to exceed $5,000. The distribution of each Distributable Account shall be made no later than the later of 60 days after the end of the calendar year in which a Participant reaches age 65 or retires unless such consent requirements prohibit such a distribution or Section 8.4(b) requires an earlier distribution.

            (b) Statutory Deadlines.

                  (1) Participant. Payment of a Participant's Distributable
            Account will be made to the Participant no later than April 1 of the calendar year following the calendar year in which he or she (1) reaches age 70-1/2 or (2) for a Participant who is not a 5% owner (as defined in Code Section 416), terminates employment, whichever is last.

                  (2) Beneficiary. If a distribution is made to a Participant's
            Beneficiary, such distribution shall be made by December 31 of the calendar year containing the fifth anniversary of the date of the Participant's death.

            (c) January 2001 Regulations. Notwithstanding any other provision to the contrary, this Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code
      Section 401(a)(9) that were
      proposed in January 2001. The Plan shall continue to apply the minimum distributions requirements under the proposed Code Section 401(a)(9) regulations until the end of the last calendar year beginning before the effective date of the final regulations under Code Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

      8.5 Distribution Procedure.

            (a) General. The amount of a Distributable Account to be distributed under this Section 8 shall be determined by the Plan Sponsor on the basis of the Valuation Date which immediately precedes the date that such distribution is made, and no distribution shall be made to a Participant or Beneficiary on the basis of a Valuation Date which comes before the event which triggers such distribution under Section 7.

            (b) Instructions. The Plan Sponsor shall notify the Trustee in writing as soon as practicable when an Account becomes distributable. Such notice shall contain specific instructions regarding the distribution of such Account, including the vested portion of such Account, the method of payment, the person to whom distribution is to be made and such other information as the Trustee shall reasonably request. No distribution shall be made by the Trustee except in accordance with such instructions.

            (c) No Annuities. In no event shall a Participant's Distributable Account be distributed to such Participant in the form of a life annuity unless such life annuity is available as a distribution option for the Transfer Account portion of the Distributable Account as described in Appendix B.

      8.6 Withdrawals During Employment.

            (a) Hardship Distribution Withdrawal. A Participant shall have the right to request a withdrawal of all or any portion of his or her vested Account (other than the investment gains or losses attributable to such Participant's 401(k) Account or the portion of his or her Transfer Account attributable to pre-tax deferral contributions, including investment gains or losses, to a Prior Plan) at any time before he or she terminates employment with an Affiliate, and the Plan Sponsor shall grant such request if, and to the extent that, it determines (based on all the relevant facts and circumstances and in accordance with the regulations under Code Section 401(k)) that the withdrawal is "necessary" (as described in Section 8.6(a)(1)) to satisfy an "immediate and heavy financial need" (as described in Section 8.6(a)(2)).

            Any request for a withdrawal for a financial hardship shall be made in writing and shall set forth in detail the nature of such hardship and the amount of the withdrawal needed as a result of such hardship, and the Participant shall supplement such request with such additional information as the Plan Sponsor requests consistent with this Section 8.6(a).

                  (1) Amount Necessary to Satisfy Need. A withdrawal shall be deemed to be "necessary" to satisfy an immediate and heavy financial need only if

                        (A) the withdrawal is not in excess of the amount of
                  such need, including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such withdrawal, and

                        (B) the Participant has obtained all distributions
                  (other than hardship distributions, including distributions under Section 8.6(b) or (c)) and all nontaxable loans currently available from this Plan and all other plans maintained by an Affiliate. Notwithstanding the foregoing, a Participant will not be required to obtain a loan from this Plan or any other plan maintained by an Affiliate if the effect of the loan would be to increase the amount of the need.

                  A Participant who receives a withdrawal for a financial
            hardship under this Section 8.6(a) shall not be eligible to make any 401(k) Contributions under this Plan or any elective contributions or employee contributions under any other qualified plan or nonqualified plan of deferred compensation maintained by an Affiliate for the twelve month period following the date of such withdrawal. Further, such Participant's 401(k) Contributions under this Plan and any elective contributions under any other plan maintained by an Affiliate for the calendar year immediately following the calendar year in which such withdrawal occurred shall not exceed the dollar limitation under Code Section 402(g) for such following calendar year (as described in Section 5.7(b)) reduced by the amount of his or her 401(k) Contributions under this Plan and any elective contributions under any other plan maintained by an Affiliate for a calendar year in which such hardship withdrawal occurred.

                  (2) Immediate and Heavy Financial Need. An "immediate and
            heavy financial need" shall mean

                        (A) expenses for medical care described in Code Section
                  213(d) previously incurred by the Participant or his or her spouse or dependents (as defined in Code Section 152) or amounts necessary for such individuals to obtain such medical care,

                        (B) costs directly related to the purchase (excluding
                  mortgage payments) of a principal residence for the Participant,

                        (C) the payment of tuition, related educational fees and
                  room and board for the next twelve months of post-secondary education for the Participant or his or her spouse, children or dependents, or

                        (D) payments necessary to prevent the eviction of the
                  Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence.

            (b) Age Related Withdrawals. A Participant who has reached at least age 59-1/2 and who is vested to any extent in his or her Account shall have the right to withdraw all or any portion of his or her vested Account if he or she requests such withdrawal in writing in accordance with such procedures as set by the Plan Sponsor.

            (c) Rollover Account Withdrawals. A Participant shall have the right to withdraw all or any portion of his or her Rollover Account if he or she requests such withdrawal in writing in accordance with such procedures as set by the Plan Sponsor.

            (d) Disability Withdrawals. Effective January 1, 2001 through March 6, 2001, a Participant who worked for KComp Management Systems, Inc. may request a "disability" withdrawal from his or her Transfer Account in the event he or she suffers a total and permanent disability prior to separation from service. For purposes of this paragraph, total and permanent disability means a physical or mental condition resulting from bodily injury, disease, or mental disorder that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The disability of a Participant shall be determined by a licensed physician chosen by the Plan Sponsor.

      8.7 Loans. (a) Administration and Procedures. The Plan Sponsor shall establish objective nondiscriminatory procedures for the administration of the loan program under this Plan and such procedures and any amendments to such procedures are incorporated by this reference as a part of this Plan. Such procedures shall include, but are not limited to:

                  (1) the class of Participants and Beneficiaries who are
            eligible for a loan;

                  (2) the identity of the person or position authorized to
            administer the loan program;

                  (3) the procedures for applying for a loan;

                  (4) the basis on which loans will be approved or denied;

                  (5) the limitations, if any, on the types and amounts of loans offered;

                  (6) the procedures for determining a reasonable rate of
            interest;

                  (7) the types of collateral that may be used as security for a loan; and

                  (8) the events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

            (b) General Statutory Requirements. All loans made under this Plan will comply with the provisions of Section 408(b)(1) of ERISA and shall

                  (1) be made available to Participants and Beneficiaries who are eligible for a loan on a reasonably equivalent basis;

                  (2) not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees;

                  (3) be made in accordance with specific provisions regarding loans set forth in this Plan and the procedures described above;

                  (4) bear a reasonable rate of interest; and

                  (5) be adequately secured.

            (c) Other Conditions. All loans made under this Plan shall be subject any conditions imposed by Appendix B as well as to the following additional conditions.

                  (1) Principal and interest on the loan shall be repaid in
            substantially level installments with payments not less frequently than quarterly over a period of 5 years or less. However, if so provided in the loan procedures described above, the repayment period may exceed 5 years if the loan is classified as a "home loan" (as described in Code Section 72(p)).

                  (2) The portion of the loan secured by the Participant's
            Account balance shall not be reduced as a result of a default until a distributable event occurs under the Plan.

                  (3) The Participant or Beneficiary must agree to any other terms and conditions required under the procedures described above.

                  (4) In no event shall a Participant or Beneficiary have more than two loans outstanding under this Plan at any time.

                  (5) Each loan shall be for a minimum amount of $1,000.

            (d) Statutory Limitation on Amounts. The principal amount of any loan to a Participant (when added to the outstanding principal balance of any outstanding loans made to the Participant under this Plan and all other plans maintained by an Affiliate that are tax exempt under Code Section 401(a)) may not exceed the lesser of:

                  (1) $50,000 reduced by the excess, if any, of

                        (A) the highest outstanding principal balance of
                  previous loans to the Participant from the Plan or any Prior Plan (and all other plans described above) during the one year period ending immediately before the date the current loan is made, over

                        (B) the current outstanding principal balance of those
                  previous loans on the date the current loan is made; or

                  (2) 50% of the vested portion in the Participant's Account at the time the current loan is made.

            (e) Distributions. The vested Account balance actually payable to an individual who has an outstanding loan shall be determined by reducing the vested Account balance by the amount of the security interest in the Account (if any). The Trustee may cancel the Plan's security interest in the Account and distribute the note in full satisfaction of that portion of the Participant's Account equal to the outstanding balance of the loan or the amount that would have been outstanding but for a discharge in bankruptcy or through any other legal process. Notwithstanding anything to the contrary in this Plan or the loan procedures described above, in the event of default, foreclosure on the note and execution of the Plan's security interest in the Account shall not occur until a distributable event occurs under this Plan and interest shall continue to accrue only to the extent permissible under applicable law.

                           Section 9. ADMINISTRATION

      9.1 Plan Administration Powers and Duties. The Plan Administrator shall have the exclusive responsibility and complete discretionary authority to control the operation, management and administration of this Plan, with all powers necessary to enable it properly to carry out its duties in that respect, including but not limited to, the power to construe the terms of this Plan and the Trust Agreement, to determine status, coverage and eligibility for benefits, and to resolve all interpretative, equitable, and other questions that shall arise in the operation and administration of this Plan. The Plan Administrator shall act through its President or his or her delegate. All actions and decisions of the Plan Administrator on all matters within the scope of its authority shall be final, conclusive and binding on all persons.

      9.2 Liquidity Requirements. The Plan Sponsor shall determine anticipated liquidity requirements to meet projected benefit payments for each calendar year and, if any adjustment from previous annual liquidity requirements is appropriate, the Plan Sponsor shall appropriately coordinate the Trustee's investment policies with Plan needs.

      9.3 Records. All records of this Plan, together with such other documents as may be necessary for the administration of this Plan shall be maintained for at least six years in the custody of the Plan Sponsor.

      9.4 Information from Others. The Plan Administrator and its officers, each Company and the Trustee shall be entitled to rely upon all information and data contained in any certificate or report or other material prepared by any actuary, accountant, attorney or other consultant or advisor selected by the Plan Administrator to perform services on behalf of this Plan. The officers and employees of the Plan Administrator shall (to the extent permissible under law) be indemnified and held harmless by the Plan Administrator for any costs, expenses, losses, liabilities or assessments arising out of any action taken or omitted by them in good faith in reliance upon the advice or opinion of any such person selected by the Plan Administrator to perform services for this Plan and all action so taken or omitted shall be conclusive upon each of them and upon all other persons interested in this Plan.

      9.5 Indemnification. To the extent that officers and employees of the Plan Administrator are not protected and held harmless by or through insurance, the Plan Administrator shall (to the extent permissible under law) indemnify such officers and employees of the Plan Administrator from and against any liability, assessment, loss, expense or other cost, of any kind or description whatsoever, including legal fees and expenses, actually incurred by him or her on account of any action or proceeding, actual or threatened, which arises as a result of his or her being an officer or employee of the Plan Administrator, provided such action or proceeding does not arise as a result of his or her own negligence, willful misconduct or lack of good faith.

      9.6 Company or Plan Administrator Action. Any action of the Plan Sponsor or the Plan Administrator which is to be evidenced in writing may be signed by the Plan Sponsor's President or his or her delegate.

      9.7 Named Fiduciaries. The Plan Sponsor and the Trustee each shall be the "named fiduciary" within the meaning of such term as used in ERISA, provided that, to the extent a Participant directs that any portion of his or her Account be invested in VitalWorks Stock, the Plan Sponsor shall not be the "named fiduciary" with respect to such investment decision and the Participant shall be responsible for the effects of such decisions. The Plan Sponsor as Plan Administrator shall be responsible for the control, management and administration of this Plan, and the Trustee shall be responsible for the control, management and administration of the assets of the Trust Fund. One named fiduciary shall have no responsibility to inquire into the acts and omissions of any other named fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other named fiduciary under this Plan.

      The Plan Sponsor may allocate any responsibility or duty, other than the responsibilities of the Trustee for the control, management and administration of the Trust Fund, to one or more other persons; provided, however, that any agreement respecting such allocation shall be in writing and shall be filed by the Plan Sponsor with the records of this Plan. No such agreement shall be effective as to any person not a party to such agreement.

      A named fiduciary, or a person designated by a named fiduciary to perform any responsibility of a named fiduciary pursuant to the procedure described in this Section 9, may employ one or more persons to render advice with respect to any responsibility such named fiduciary has under this Plan or such person has by virtue of such designation. Any person may serve in more than one fiduciary capacity under this Plan.

                      Section 10. TRUST FUNDS AND TRUSTEE

      10.1 Trust Funds. The assets of this Plan shall be held in one or more separate Trust Funds, as determined by the Plan Sponsor. Each of the Trust Funds shall be held and managed by the Trustee appointed by the Plan Sponsor pursuant to a separate Trust Agreement and may be invested up to 100% in the common stock of the Plan Sponsor, or any successor to the Plan Sponsor.

      No Company shall have a present or prospective right, claim or interest in the Trust Fund or in any contributions made to the Trust Fund, and neither this Plan nor the Trust Agreement may be amended to provide for the application of the Trust Fund to any purpose other than for the exclusive benefit of Participants and, where applicable, Beneficiaries, provided the Trustee shall, upon the written direction of the Plan Sponsor and to the extent permitted by the Code and ERISA, return to the Plan Sponsor.

      10.2 Notification to Trustee. Any action of the Plan Sponsor pursuant to any of the provisions of this Plan shall be communicated to the Trustee in accordance with such procedures as the Plan Sponsor deems appropriate under the circumstances.

             Section 11. AMENDMENT, TERMINATION AND INDEMNIFICATION

      11.1 Amendment. The Plan Sponsor reserves the right at any time and from time to time to amend this Plan in writing signed by two executive officers of the Plan Sponsor, provided that no amendment shall be made which would divert any of the assets of the Trust Fund to any purpose other than the exclusive benefit of Participants and Beneficiaries unless such amendment is necessary to cause this Plan to continue to be exempt from income taxes under the Code.

      11.2 Termination. The Plan Sponsor expects this Plan to be continued indefinitely but, if necessary, reserves the right to completely or partially terminate this Plan or to discontinue contributions at any time by action of the Board.

      If this Plan is completely or partially terminated under this Section 11.2, or if a Company declares a permanent discontinuance of contributions to this Plan, the Matching Account and Profit Sharing Account of each affected Participant who then is an

Employee shall become fully vested on the date of such complete or partial termination or on the date of such declaration of discontinuance, as the case may be.

      In the case of such a complete termination of this Plan or such a permanent discontinuance of contributions, the Trustee shall liquidate Trust Fund investments as necessary and distribute Accounts to Participants and Beneficiaries after the receipt of a favorable determination letter from the Internal Revenue Service respecting such termination or discontinuance.

                           Section 12. MISCELLANEOUS

      12.1 Headings and References. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in construction of the provisions of this Plan. All references to sections and subsections shall be to sections and subsections in this Plan unless otherwise set forth in this Plan.

      12.2 Construction. In the construction of this Plan, the masculine shall include the feminine and the singular the plural in all cases where such meanings would be appropriate. This Plan shall be construed in accordance with the laws of the State of Connecticut to the extent that such laws are not preempted by federal law.

      12.3 Spendthrift Clause.

            (a) General. Except to the extent permitted by law, Section 12.3 (b) below or Section 12.13, no Account, benefit, payment or distribution under this Plan shall be subject to the claim of any creditor of a Participant or Beneficiary, or to any legal process by any creditor of such person and no Participant or Beneficiary shall have any right to alienate, commute, anticipate, or assign (either at law or equity) all or any portion of his or her Account, benefit, payment or distribution under this Plan.

            (b) Offsets for Settlements or Judgments. A Participant's benefits provided under the Plan may be offset by an amount that the Participant is ordered or required to pay to the Plan if:

                  (1) the order or requirement to repay arises (i) under a
            judgment for a conviction for a crime involving the Plan, (ii) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of Title I of ERISA, or
            (iii) pursuant to a settlement agreement between the Pension Benefit Guaranty Corporation and the Participant, in connection with a violation (or alleged violation) of part 4 of such subtitle by a fiduciary or any other person, and

                  (2) the judgment, order, decree, or settlement agreement
            expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant.

      12.4 Legally Incompetent. The Plan Sponsor in its discretion shall direct the Trustee to make payment on such direction directly to (i) an incompetent or disabled person, whether because of minority or mental or physical disability,
(ii) to the guardian of such person or to the person having custody of such person, or (iii) to any person designated or authorized under any state statute to receive such payment on behalf of such incompetent or disabled person, without further liability either on the part of the Plan Sponsor or the Trustee for the amount of such payment to the person on whose account such payment is made.

      12.5 Benefits Supported Only by Trust Fund. Any person having any claim for any benefit under this Plan shall (except to the extent required under ERISA) look solely and exclusively to the assets of the Trust Fund for satisfaction. In no event will a Company or the Trustee, or any of its officers, members of its board of directors be liable to any person whomsoever for the payment of benefits under this Plan.

      12.6 Discrimination. The Plan Sponsor shall administer this Plan in a manner which it deems fair, reasonable and equitable under the circumstances and, further, shall have the power to adopt such administrative or other rules as the Plan Sponsor deems appropriate for any persons affected by circumstances such as a sale, acquisition, merger, reorganization, facility closing, layoff, work force reduction or other similar transaction; provided, however, the Plan Sponsor shall not permit any discrimination under any circumstances in favor of Highly Compensated Employees which would be prohibited under Code Section 401(a).

      12.7 Claims. Any payment to a Participant or Beneficiary or to their legal representative, or heirs-at-law, made in accordance with the provisions of this Plan shall to the extent of such payment be in full satisfaction of all claims under this Plan against the Trustee and each Company, either of whom may require such person, his or her legal representative or heirs-at-law, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee or the Plan Sponsor, as the case may be.

      12.8 Nonreversion.

            (a) Except as provided in Sections 7.5 or 12.8(b), no Company shall have any present or prospective right, claim, or interest in the Trust Fund or in any Matching Contribution, Profit Sharing Contribution, or any contributions held in Transfer Accounts.

            (b) To the extent permitted by the Code and ERISA, Matching Contributions and Profit Sharing Contributions plus any earnings and less any losses on such contributions, shall be returned by the Trustee to a Company in the event that:

                  (1) Any such contribution is made by such Company by a mistake of fact, provided such return is effected within one year after the payment of such contribution; or

                  (2) A deduction for such contribution is disallowed under Code
            Section 404, in which event such contribution shall be returned to the Company which made such contribution within one year after such disallowance, all contributions being hereby conditioned upon being deductible under Code Section 404.

The Trustee shall have no obligation or responsibility whatsoever to determine whether the return of any such contribution is permissible under the Code or ERISA and shall be indemnified and held harmless by each Company for their actions in accordance with this Section 12.8.

      12.9 Merger or Consolidation. In the case of any merger or consolidation of this Plan with, or transfer of assets or liabilities of this Plan to, any other employee benefit plan, each person for whom an Account is maintained shall be entitled to receive a benefit from such other employee benefit plan, if it is then terminated, which is equal to or greater than the benefit such person would have been entitled to receive immediately before the merger, consolidation or transfer, if this Plan had been terminated.

      12.10 Agent for Service of Process The agent for service of process for this Plan shall be the Corporate Secretary of VitalWorks or other person or entity currently listed in the records of the Secretary of State of Connecticut as the agent for service of process for the Plan Sponsor.

      12.11 Reporting and Disclosure. The Plan Administrator shall satisfy any requirement now or hereinafter imposed through federal or state legislation to report and disclose to any federal or state department or agency, or to any Participant or Beneficiary, any information respecting the establishment or maintenance of this Plan.

      12.12 Expenses. All reasonable and proper expenses of the Plan and the Trust Fund (within the meaning of ERISA Section 403(c)(1) and Section 404(a)(1)(A)), including any taxes which may be levied or assessed against the Trustee on account of the Trust Fund and the Trustee's compensation as agreed upon from time to time by the Plan Sponsor and the Trustee, shall be paid from the Trust Fund unless the Plan Sponsor elects to pay such expenses.

      12.13 Qualified Domestic Relations Order. In accordance with uniform and nondiscriminatory procedures established by the Plan Sponsor from time to time, the Plan Sponsor upon the receipt of a domestic relations order which seeks to require the distribution of a Participant's Account in whole or in part to an "alternate payee" (as that term is defined in Code Section 414(p)(8)) shall

            (a) promptly notify the Participant and such "alternate payee" of the receipt of such order and of the procedure which the Plan Sponsor will follow to determine whether such order constitutes a "qualified domestic relations order" within the meaning of Code Section 414(p),

            (b) determine whether such order constitutes a "qualified domestic relations order," notify the Participant and the "alternate payee" of the results of such determination and, if the Plan Sponsor determines that such order does constitute a "qualified domestic relations order,"

            (c) direct the Trustee to transfer such amounts, if any, as the Plan Sponsor determines necessary or appropriate from the Participant's Account to a special Account for such "alternate payee," and

            (d) direct the Trustee to make such distribution to such "alternate payee" from such special Account as the Plan Sponsor deems called for under the terms of such order in accordance with Code Section 414(p).

      An "alternate payee's" special Account shall be distributed in accordance with Section 8 as if the "alternate payee" was a Beneficiary as soon as practicable after that Account has been established under this Section 12.13, without regard to whether the date of such distribution is prior to the earliest date that a distribution could be made to a Participant under the terms of this Plan and prior to a Participant's "earliest retirement age" under Code Section 414(p). An "alternate payee" shall have the right to designate (in the same manner as a Participant who has no spouse) a Beneficiary for the payment of his or her special Account in the event of the alternate payee's death before such special Account is paid.

      The determinations and the distributions made by, or at the direction of, the Plan Sponsor under this Section 12.13 shall be final and binding on the Participant, the "alternate payee" and all other persons interested in such order.

      Notwithstanding any provisions of the Plan to the contrary an alternate payee may be paid as soon as possible in a cash lump sum.

      12.14 Top-Heavy Rules.

            (a) Determination. The Plan Sponsor as of each Determination Date shall determine the sum of the present value of the accrued benefits of Key Employees and the sum of the present value of the accrued benefits of all other Employees in accordance with the rules in Code Section 416(g) or shall take such other action as the Plan Sponsor deems appropriate to conclude that no such determination is necessary under the circumstances. If the sum of the present value of the accrued benefits of Key Employees exceeds 60% of the sum of the present value of the accrued benefits of all Employees as of any Determination Date, this Plan shall be "top-heavy" for the immediately following Plan Year.

            (b) Special Top Heavy Contribution. If the Plan Sponsor determines that this Plan is top-heavy for any Plan Year, a contribution shall be made for such Plan Year for each Participant who is a Non-Key Employee and who is employed by a Company on the last day of such Plan Year (regardless of such Participant's Hours of Service or compensation level for such Plan
      Year) which, when added
      to the Company contribution actually credited to such Participant's Account for such Plan Year, is equal to the lesser of

                  (1) 3% of his or her W-2 compensation for such Plan Year or

                  (2) the largest percentage of Matching Contributions, Profit
            Sharing Contributions and 401(k) Contributions allocated on behalf of any Key Employee (as expressed as a percentage of his or her W-2 compensation) for such Plan Year.

            (c) Coordination. The contribution required for a Participant under this Section 12.14, if any, shall not be made to the extent that the contribution made or the benefit accrued on behalf of such Participant under any other plan maintained by an Affiliate satisfies the minimum requirements of Code Section 416(c).

            (d) Special Rules and Definitions. For purposes of this Section 12.14, the following special rules and definitions shall apply:

                  (1) "Determination Date" means the last day of the immediately preceding Plan Year.

                  (2) "Key Employee" means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the Plan Year containing the Determination Date or any of the four immediately preceding Plan Years was

                        (i) an officer of an Affiliate whose W-2 compensation
                  for such Plan Year exceeds 50% of the dollar limitation under Code Section 415(b)(1)(A) for such Plan Year,

                        (ii) an owner (or considered to be an owner within the
                  meaning of Code Section 318) of one of the 10 largest interests in an Affiliate whose W-2 compensation for such Plan Year exceeds 100% of the dollar limitation under Code Section 415(c)(1)(A); provided that the value of such ownership interest is more than one-half of one percent,

                        (iii) a 5% owner of an Affiliate, or

                        (iv) a 1% owner of an Affiliate whose W-2 compensation
                  for such Plan Year exceeds $150,000.

            For purposes of this Section 12.14, a 1% owner or 5% owner shall be determined without regard to the aggregation rules under Code
            Section 414(b), (c) and (m).

                  (3) "Non-Key Employee" means any Employee or former Employee who is not a Key Employee, including any Employee who is a former Key Employee.

                  (4) When two or more plans constitute an aggregation group in accordance with Code Section 416(g)(2), the present value of the accrued benefits (including distributions) is determined separately for each plan as of each plan's determination date and the results for each plan as of the determination dates for such plans that fall within the same calendar year are added together to determine whether the aggregated plans are top heavy.

                  (5) The value of any Account balance and the present value of any accrued benefit shall include the value of any distributions made during the five year period ending on such Determination Date and any contributions due but as yet unpaid as of the Determination Date which are required to be taken into account on that date under Code Section 416.

                  (6) The Account balance or accrued benefit of a Participant who is not a Key Employee for the current Plan Year but who was a Key Employee in a prior Plan Year or who has not performed an Hour of Service for an Affiliate at any time during the five year period ending on the Determination Date shall be disregarded.

      12.15 USERRA. Notwithstanding anything in this Plan to the contrary, the Plan shall be interpreted and administered in all respects so that it complies with the requirements of Code Section 414(u).

      12.16 Family and Medical Leave Act. Notwithstanding any in this Plan to the contrary, the Plan shall be interpreted and administered in all respects so that it complies with the Family and Medical Leave Act of 1993, as it may be amended from time to time.

      12.17 Statutory Compliance. This Plan has been adopted and all contributions to this Plan shall be made subject to the condition that the Internal Revenue Service issue a favorable determination letter to the Plan Sponsor to the effect that this Plan and the Trust Fund together meet the requirements of Code Section 401(a) and Section 501(a) effective as of the Effective Date. In the event a final judicial or Internal Revenue Service determination is made that this Plan fails to satisfy such requirements effective as of the Effective Date, all contributions made by a Company or a Participant before such judicial or administrative determination (whichever last occurs) plus any earnings and minus any losses shall be returned to the Company, or Participant, as applicable, within one year after such determination, all such contributions being hereby conditioned upon this Plan satisfying all applicable requirements under Code Section 401 from and after its adoption.

      Section 13. SPECIAL PROVISIONS RELATING TO MERGERS, ACQUISITIONS AND
                                OTHER TRANSFERS

      13.1 General. This Section describes special rules applicable to individuals who as a result of a corporate transaction became employees of the Plan Sponsor and who participated in a Prior Plan (refer to Appendix A for a listing of Prior Plans), which as a result of such corporate transaction either transferred assets and liabilities to or merged assets and liabilities with and into this Plan.

      13.2 Merger. The assets and liabilities of each Prior Plan were transferred to or merged with and into this Plan as of the Merger Effective Date. (Refer to Appendix A for a listing of Merger Effective Date).

      13.3 Investments. All assets transferred from any Prior Plan to this Plan will be invested as directed by each Participant. In the event a Participant does not direct the election of his or her Transfer Account, such Account will be invested at the discretion of the Plan Sponsor.

      13.4 Service with Prior Employers. All Employees will receive credit under this Plan for service with a prior employer that sponsored a Prior Plan. Additionally, all Employees who were employed by KComp Management Systems, Inc. shall receive credit for service with Songbird Data Inc. and all Employees who were employed by Professional On-Line Computer, Inc. shall receive credit for service with Professional Investigation & Collection, Inc., Professional Leasing Co. and Professional Consultants 400.

      13.5 Transfer Accounts. A Transfer Account was established under this Plan to reflect the interest of each Participant who had a Prior Plan account transferred to this Plan.

      IN WITNESS WHEREOF, the Plan Sponsor has caused this Plan to be executed by its duly authorized officers and its seal to be affixed to this Plan this 27th day of February, 2002.

                                       VITALWORKS INC. AS SUCCESSOR TO
                                       INFOCURE CORPORATION

                                       By:    /s/ Chris C. Lippi
                                          --------------------------------------
                                       Title: Senior Director, Finance and
                                              Accounting
                                             -----------------------------------

                                       By:    /s/ Michael A. Manto
                                          --------------------------------------
                                       Title: Executive Vice President and CFO
                                             -----------------------------------

                                       By:    /s/ Stephen L. Hicks
                                          --------------------------------------
                                       Title: Vice President and General Counsel
                                             -----------------------------------


ATTEST

By:    /s/ Susan Fedor
   -------------------
Title: Paralegal
      ----------------